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COMPANY CONTACT:                               INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                 Sharon Will
Ronald Howard Lane, Ph.D.                      Saggi Capital Corp.
Chairman and CEO                               (352) 595-1391
(602) 508-0112                                 sharon@saggicapital.com
www.synovics.com


           SYNOVICS PHARMACEUTICALS FILES ANDA FOR GENERIC HYDROXYZINE

PHOENIX - (MARCH 21, 2007) - SYNOVICS PHARMACEUTICALS, INC. (OTCBB: SYVC), a specialty pharmaceutical company, today announced that its wholly owned subsidiary ANDAPharm LLC, has filed with the U.S. Food and Drug Administration
(FDA) an Abbreviated New Drug Application (ANDA) for approval of its formulation of a 10mg dose of hydroxyzine HCL. Hydroxyzine HCL is sold under the brand names of Atarax(R). The U.S. market for 10mg hydroxyzine HCL is $40 million.

"This marks an important event for our Company as this is our first prescription drug ANDA filing at ANDAPharm. Through our parent company Kirk Pharmaceuticals, we have a strong foundation in place with over-the-counter (OTC) pharmaceuticals, and are excited to be building on this position as we work toward adding additional prescription drugs to strengthen our product portfolio," said John S. Copanos, CEO of ANDAPharm. "We are in the process of completing and filing a follow-on ANDA for 25mg and 50mg doses of this product and hope to have that in place as early as next month. Additionally, we are working with the Company's marketing and consulting partner, VCG & A, Inc., to develop a sales plan, which we plan to initiate prior to FDA approval.

"We have a first rate development team that was largely responsible for compiling the product application," Copanos continued. "In particular, Joseph Esposito, the head of ANDAPharm's new product development program and Joseph Mastronardy, Ph.D., the head of regulatory affairs and compliance, were instrumental in executing this filing. Dr. Mastronardy, who also oversees our QA and QC operations, spent 20 years with the FDA and brings to our organization his skill and experience of participating in hundreds of ANDA submissions and review processes during his tenure at the FDA."

ABOUT HYDROZYZINE

Hydroxyzine HCL is an antihistamine used to relieve anxiety and tension caused by some illnesses, and prevents and reduces nausea and vomiting. This medication also aids in falling asleep before surgery (or at night), is used with withdrawal from alcohol, relieves allergic skin reaction itching, and relieves post-surgery pain. Hydroxyzine is prescribed and sold in doses of 10mg, 25mg, 50mg and 100mg.

ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of Oral Control Release (ORC) generic drugs and improved formulations of previously approved drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufacture and sell OTC and prescriptions private label drugs respectively. The Company previously announced the acquisition of rights for development and commercialization of the PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole OTC. The U.S. market for the branded omeprazole OTC is greater than $600 million. Synovics is also undertaking the initiation of U.S. development and commercialization of its pipeline of difficult-to-formulate generic and branded drugs. Synovics intends to file ANDAs with the FDA for its OCR generic drugs. The Company has initiated U.S. development of four generic drug candidates, SNG1001a, SNG1002a, SNG1003a, b and c, and SNG1004a, b and c. The Company believes it may have "first to file" or "only to file" opportunities on some its ANDAs, which could result in awards of periods of marketing exclusivity.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; OUTCOME OF THE DISPUTE RESOLUTION WITH NOSTRUM CONCERNING THE COMPANY'S TECHNOLOGY LICENSE, RIGHTS TO DEVELOPMENT AND MARKET PRODUCTS BASED ON THE USE OF THE TECHNOLOGY, AND RELATED MATTERS INCLUDING THE COMPANY'S LICENSED RIGHTS TO THE FOUR GENERIC DRUG CANDIDATES, SNG1001A, SNG1002A, SNG1003A, B AND C, AND SNG1004A, B AND C AND ITS FDA APPROVED METFORMIN XR 500MG GENERIC DRUG; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON
SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT

DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.

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